UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Citius Oncology, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Citius Oncology, Inc.

11 Commerce Drive, First Floor

Cranford, NJ 07016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 27, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Citius Oncology, Inc. The meeting will be held on Tuesday, October 27, 2025 at 8:00 a.m. (Eastern time) at the Company’s headquarters at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016, for the following purposes:

1.	To elect two Class I directors to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to the Company’s 2024 Omnibus Stock Incentive Plan to increase the number of shares reserved thereunder from 15,000,000 to 30,000,000 shares;

3.	To ratify the selection of Wolf & Company, P.C., an independent registered public accounting firm, as the auditor of the Company for the year ending September 30, 2025; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the Annual Meeting is September 19, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Enclosed is the proxy statement containing detailed information concerning the proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors

/s/ Leonard Mazur
Director, Chief Executive Officer and Chairman

You are required to register in advance of the Annual Meeting if you plan to attend the Annual Meeting in person. If you wish to register in advance of the Annual Meeting, please contact Jaime Bartushak by no later than October 20, 2025, by e-mail (jbartushak@citiusonc.com), telephone (908-967-6677 x103) or by mail at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016.

You are cordially invited to attend the meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your vote is important, no matter how many shares you owned on the record date. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2025.

Our proxy statement and Annual Report on Form 10-K for the year ended September 30, 2024, as amended, which are enclosed with this mailing are also available at https://www.proxyvote.com.

Citius Oncology, Inc.

11 Commerce Drive, First Floor

Cranford, NJ 07016

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

October 27, 2025

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Citius Oncology, Inc. (“Citius”, the “Company”, “we”, “our”, or “us”) in connection with the 2025 Annual Meeting of stockholders of the Company to be held on Tuesday, October 27, 2025 at 8:00 a.m. (Eastern time) at the Company’s headquarters located at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016 (the “Annual Meeting”).

The proxy statement and Annual Report on Form 10-K for the year ended September 30, 2024, as amended, were first mailed to stockholders on or about September 26, 2025.

To ensure an orderly meeting, you are required to register in advance of the Annual Meeting if you plan to attend the Annual Meeting in person. If you wish to register in advance of the Annual Meeting, please contact Jaime Bartushak no later than October 20, 2025 by email (jbartushak@citiusonc.com), telephone (908-967-6677 x103) or U.S. mail at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016.

VOTING SECURITIES

The close of business on September 19, 2025 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 83,513,442 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting.

Pursuant to the Company’s bylaws, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as directors. Pursuant to the Company’s bylaws, the vote of a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to (i) approve the amendment to the 2024 Omnibus Stock Incentive Plan, and (ii) ratify the selection of the independent auditors for the fiscal year ending September 30, 2025.

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions or discretion to vote on routine matters. These missing votes are known as “broker non-votes.”

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any compensation for solicitation activities. We will, upon request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed proxy card are being sent to you because the Board of Directors of Citius Oncology, Inc. is soliciting your proxy to vote at the Annual Meeting, or at any adjournments or postponements thereof. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Tuesday, October 27, 2025 at 8:00 a.m. (Eastern time) at the Company’s headquarters located at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions contained herein under the heading “How do I vote?” below to vote via the Internet, by telephone or by mail.

How do I attend the Annual Meeting?

To ensure an orderly meeting, you are required to register in advance of the Annual Meeting if you plan to attend the Annual Meeting in person. If you wish to register in advance of the Annual Meeting, please contact Jaime Bartushak no later than October 20, 2025 by email (jbartushak@citiusonc.com), telephone (908-967-6677 x103) or by mail at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on September 19, 2025, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On September 19, 2025, there were 83,513,442 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on September 19, 2025, your shares of our common stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy via the Internet, by telephone, or by mail. Whether or not you plan to attend the meeting, we urge you to vote, in whatever manner you prefer, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 19, 2025, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote at the Annual Meeting:

1.	to elect two Class I directors to serve until the 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	to approve an amendment to the Company’s 2024 Omnibus Stock Incentive Plan to increase the number of shares reserved thereunder from 15,000,000 to 30,000,000 shares; and

3.	To ratify the selection of Wolf & Company, P.C., an independent registered public accounting firm, as the auditor of the Company for the fiscal year ending September 30, 2025.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of September 19, 2025.

What is the quorum requirement?

A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

●	are present and entitled to vote in person at the Annual Meeting;

●	properly submitted a proxy card or voter instruction card in advance of or at the Annual Meeting; or

●	do not provide your broker with instructions on how to vote, but the broker submits the proxy nonetheless (a broker non-vote).

If you are present in person or by proxy at the Annual Meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions. See also “How many votes are needed to approve each Proposal?”

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy via the Internet, by telephone or by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote, in whatever manner you prefer, to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted via the Internet, by telephone or by mail. You may vote as follows:

●	Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

●	Via telephone by calling toll free 1-800-690-6903 in the United States or outside the United States and following the recorded instructions;

●	By completing, dating, signing and returning the proxy card that you received by mail; or

●	To vote in person, register for and attend the Annual Meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has provided to you a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may vote “FOR” or “WITHHOLD” on the election of two Class I directors to serve until the 2028 Annual Meeting of Stockholders, and you may vote “FOR,” “AGAINST” or “ABSTAIN” on (i) the proposal to amend the 2024 Omnibus Stock Incentive Plan, and (ii) the proposal to ratify the selection of Wolf & Company, P.C., an independent registered public accounting firm, as the auditor of the Company for the fiscal year ending September 30, 2025.

If you mail your proxy, vote via the Internet or by telephone, but withhold or abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you withheld or abstained from voting. If you abstain or withhold from voting on a proposal, your abstention or withheld vote has the same effect as a vote against that proposal. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, your brokerage firm may still be able to vote your shares with respect to “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors or for the amendment of the 2024 Omnibus Stock Incentive Plan. Your broker does have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 3.

How many votes are needed to approve each Proposal?

Proposal	Vote Required	Effect of Withheld Votes or Abstentions	Effect of Broker Non-Votes

Election of two Class I members to our Board of Directors	A plurality of the votes represented at the meeting and entitled to vote.	Vote against	None
Amendment of the 2024 Omnibus Stock Incentive Plan to increase the shares reserved thereunder from 15,000,000 to 30,000,000 shares	A majority of the votes represented at the meeting and entitled to vote.	Vote against	None
Ratification of the selection of Wolf & Company, P.C., an Independent Registered Public Accounting Firm, as the auditor for our Fiscal Year Ending September 30, 2025	A majority of the votes represented at the meeting and entitled to vote.	Vote against	No broker non-votes are expected

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM Eastern time on October 20, 2025.

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary, Citius Oncology, Inc., 11 Commerce Drive, First Floor, Cranford, New Jersey 07016.

●	You may register for and attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy from them as described in the answer to the question above “How do I vote?”.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days after the Annual Meeting.

What does it mean if I receive more than one set of Proxy Materials?

If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please vote your shares via the Internet, by telephone or by mail for each set of proxy materials you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing the proxy materials and all costs of soliciting proxies will be paid by us. In addition to the delivery of the proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, by facsimile, by electronic mail or by other means of communication. We will not pay our directors, officers and employees any compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by the Board. The Board has fixed the number of directors at eight, and as of the date of this Proxy Statement, there are eight members of the Board. The Board is divided into three classes, designated as Class I, Class II and Class III. See “Corporate Governance – Information Regarding the Board of Directors and its Committees – Board Composition.”

Current Directors, Classes and Terms

Our current directors and their respective classes and terms are set forth below. The current term of the Class I directors ends at the Annual Meeting, and Class II and Class III at the 2026 and 2027 annual meeting of stockholders, respectively.

Class I	Class II	Class II
Myron Holubiak	Dr. Eugene Holuka	Leonard Mazur
Joel Mayersohn	Robert Smith	Suren Dutia
	Carol Webb	Dennis M. McGrath

Nominees for Director

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Myron Holubiak and Joel Mayersohn to stand for election to serve on the Board. As the directors assigned to Class I, the current terms of service for Messrs. Holubiak and Mayersohn will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Messrs. Holubiak and Mayersohn will each serve for a term expiring at our annual meeting of stockholders to be held in 2028 (the “2028 Annual Meeting”) and until the election and qualification of their respective successor or until their earlier death, resignation, disqualification or removal.

The Board of Directors has determined that Mr. Mayersohn is independent under the applicable Nasdaq listing standards. The Board has determined that Myron Holubiak, Executive Vice Chairman, is not independent under that definition due to being employed by the Company. In addition to the specific bars to independence set forth in the applicable rules, we also consider whether a director or his or her affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years. Neither nominee is related by blood, marriage or adoption to the other nominee or any of our executive officers.

Both nominees have consented to serve if elected. We expect that each nominee will be available for election, but if either of them is not a candidate at the time the election occurs, a proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Director & Director Nominee Qualifications and Biographical Information

The following pages contain professional and other biographical information (as of September 10, 2025) for each director nominee and each director whose term as a director will continue after the Annual Meeting, including all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly traded companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

Nominees for Election to Three-Year Terms Expiring at the 2028 Annual Meeting

Name	Age	Director Since	Current Position
Myron Holubiak	78	2024	Secretary and Director
Joel Mayersohn	67	2024	Director

Myron Holubiak

Myron Holubiak is the current Secretary of the Company and a member of the Board of Directors, a position he has held since August 12, 2024. Prior thereto, he served as Secretary and a director of Citius Oncology Sub, Inc., beginning on April 1, 2022. Mr. Holubiak is also the Executive Vice Chairman of Citius Pharma, a position he has held since May 2022. He has also served as a member of the board of directors of Citius Pharma since October 2015. From October 2015 through April 2022, Mr. Holubiak served as Citius Pharma’s President and Chief Executive Officer. Mr. Holubiak also serves as the acting Chief Executive Officer of our majority-owned subsidiary, NoveCite. Mr. Holubiak has extensive experience in managing and advising large and emerging pharmaceutical and life sciences companies. Mr. Holubiak was the President of Roche Laboratories, Inc. (“Roche”), a major research-based pharmaceutical company, from December 1998 to August 2001. Prior to that, he held sales and marketing positions at Roche during his 19-year tenure. From September 2002 to July 2016, Mr. Holubiak served on the board of directors and for the last two years was the Chairman of the board of directors of BioScrip, Inc. (“BioScrip”) (Nasdaq: BIOS). BioScrip is a leading national provider of infusion and home care management solutions. Since July 2010, Mr. Holubiak has served as a member of the board of directors of Assembly Biosciences, Inc. (“Assembly”) (Nasdaq: ASMB) and its predecessor Ventrus Biosciences, Inc. Assembly is a biopharmaceutical company developing innovative, small molecule therapeutics for hepatitis B virus (HBV), hepatitis delta virus (HDV) and herpes virus infections. Additionally, Mr. Holubiak serves as a director for bioAffinity Technologies Inc., a privately held company. In March 2013, Mr. Holubiak founded LMB, the Company’s wholly-owned subsidiary, and he served as the Chief Executive Officer and President of LMB until March 2016. In addition, Mr. Holubiak was also a trustee of the Academy of Managed Care Pharmacy Foundation from April 2013 to April 2015. Mr. Holubiak received a B.S. in Molecular Biology and Biophysics from the University of Pittsburgh; he received advanced business training from the Harvard Business School and the University of London; and advanced training in health economics from the University of York’s Centre for Health Economics.

The Board of Directors believes that Mr. Holubiak is qualified to serve as a director because of his industry knowledge and experience managing both large and small pharmaceutical companies.

Joel Mayersohn

Joel Mayersohn has served as a director of the Company since October 2022. Mr. Mayersohn is a member at Dickinson Wright, where he specializes in corporate, securities and business law. He advises a diversified client base in private placements, public offerings, mergers and acquisitions, financing transactions and general securities law matters. He also has experience in venture capital, bridge loans and pipe financings. He is a member of the Florida and New York Bars and received his J.D. and B.A. from The State University of New York at Buffalo.

The Board of Directors believes that Mr. Mayersohn is well qualified to serve as a director due to his extensive experience in corporate and finance legal matters.

Class II Directors Whose Term Expires at the 2026 Annual Meeting of Stockholders

Name	Age	Director Since	Current Position
Dr. Eugene Holuka	66	2024	Director
Robert Smith	64	2024	Director
Carol Webb	78	2024	Director

Dr. Eugene Holuka

Dr. Eugene Holuka has been a member of the Board of Directors since August 12, 2024. Dr. Holuka has also been a member of the board of directors of Citius Pharma since June 2016. Dr. Holuka is an internist and has practiced in internal medicine for almost 35 years. He is presently an attending physician at the Staten Island University Hospital where he has practiced since 1991. Dr. Holuka has also served as an Adjunct Clinical Assistant Professor at the Touro College of Osteopathic Medicine since 2011 and currently serves as an associate professor at the Zucker School of Medicine at Hofstra University. From April 2014 until the acquisition of LMB by the Company in March 2016, he was a member of the LMB Scientific Advisory Board. Dr. Holuka received the Ellis Island Medal of Honor in 2000 and has served on the NECO Committee Board since 2005. He was an Executive Committee Member on the Forum’s Children Foundation from 2000 until 2008.

The Board of Directors believes that Dr. Holuka is qualified to serve as a director because of his extensive experience in the healthcare industry.

Robert Smith

Robert J. Smith has been a member of the Board of Directors since August 12, 2024. Mr. Smith has also been a member of the board of directors of Citius Pharma since March 2024. Mr. Smith is an accomplished biopharmaceutical executive who has driven commercial, financial, and operational success at leading pharmaceutical companies, including Pfizer Inc. (NYSE: PFE) and Wyeth Pharmaceuticals (formerly NYSE: WYE), for more than 35 years. Mr. Smith’s extensive industry expertise has been honed by decades of executive leadership roles in business development, mergers and acquisitions, corporate and commercial strategy, and research and development. For the past eight years (May 2016 to January 2024), Mr. Smith served as Senior Vice President, Global Gene Therapy Business of Pfizer and was responsible for managing and leading gene therapy and rare disease early commercial development activities in partnership with the rare disease research unit. During his tenure at Pfizer, Mr. Smith also served as Senior Vice President, Business Development and Alliance Management (October 2009 to January 2024) and led its worldwide research and development organization and the business development and strategy teams for Pfizer’s global animal health, Capsugel, a former subsidiary of Pfizer, consumer healthcare and nutrition business units, as well as the alliance management function supporting all of Pfizer’s global biopharmaceutical business units and the worldwide research and development organization. Mr. Smith joined Pfizer from Wyeth Pharmaceuticals in 2009, following Pfizer’s acquisition of Wyeth, where he was Senior Vice President, Mergers and Acquisitions (April 2008 to October 2009) responsible for leading and managing Wyeth’s global mergers and acquisitions group. Prior to that, in his role at Wyeth as Senior Vice President of Global Licensing, he completed a wide variety of transactions in support of Wyeth’s commercial and research and development divisions. Mr. Smith has served as a member of the Board of Directors of private companies AM Pharma B.V. (observer), Bamboo Therapeutics Inc. (January 2016 to August 2016), and Ignite Immunotherapeutics Inc. (December 2016 to October 2019), as well as Iterum Therapeutics Limited (observer) (Nasdaq: ITRM). Mr. Smith also serves or has served as a member of Life Sciences PA – the Pennsylvania Biotechnology Association, Bio NJ – the New Jersey State Biotechnology Association (since 2021), the Duke Margolis Value Based Agreements Advisory Board, the Alliance for Regenerative Medicine (ARM) (since 2018) and the Foundation for Cell and Gene Medicine (FCGM) (since 2019). He is a member of the Executive Committees of the ARM and FCGM Board of Directors and serves as the Chairman of the ARM Board’s Governance and Operations Committee. Mr. Smith is also a member of the Business Advisory Board of Ocugen, Inc., the Investment Advisory Committee for Venture Investors LLC, Madison, Wisconsin, and the Cell and Gene Therapy Scientific Advisory Board of the Focused Ultrasound Foundation based in Charlottesville, Virginia. Mr. Smith obtained a B.S. in Neuroscience from the University of Rochester and an M.B.A. in Finance and Corporate Accounting from the William E. Simon Graduate School of Business Administration at the University of Rochester, Rochester, New York.

The Board of Directors believes that Mr. Smith is qualified to serve as a director because of his extensive background with public companies and his business experience.

Carol Webb

Carol Webb has been a member of the Board of Directors since August 12, 2024. Ms. Webb served as a director of Leonard-Meron Biosciences, Inc. (“LMB”), a wholly owned subsidiary of Citius Pharma, beginning March 17, 2014 and, upon LMB’s acquisition by the Citius Pharma in March 2016, and has since been a member of the board of directors of Citius Pharma. From 2000 to 2005, she served as Company Group Chairman of Johnson & Johnson. From 1987 to 2000, she served in various capacities at Ortho Biotech, including President, Vice President, Executive Director, Product Management and Senior Product Director. From 1972 to 1983, Ms. Webb worked in various positions at Roche Laboratories, including Sales Representative, Sales Trainer, Product Manager and Manager of Public Policy. Ms. Webb received her B.S. in Biology from Bowling Green State University.

The Board of Directors believes that Ms. Webb is qualified to serve as a director because she brings over 40 years of pharmaceutical sales, marketing and business development experience to our Board.

Class III Directors Whose Term Expires at the 2027 Annual Meeting of Stockholders

Name	Age	Director Since	Current Position
Leonard Mazur	80	2024	Chairman and Chief Executive Offier
Suren Dutia	82	2024	Lead Independent Director
Dennis M. McGrath	67	2024	Director

Leonard Mazur

Leonard Mazur is the Chairman and Chief Executive Officer of the Company, a position he has held since August 12, 2024. Prior thereto, he served as the Chief Executive Officer of Citius Oncology Sub, Inc., beginning on April 1, 2022. Mr. Mazur also serves as the Executive Chairman and Secretary of Citius Pharmaceuticals, Inc. (“Citius Pharma”) (Nasdaq: CTXR) and has been a member of the board of directors of Citius Pharma since September 2014. In May 2022, Mr. Mazur became the Chief Executive Officer of Citius Pharma. He also serves as the Secretary of Citius Pharma’s majority-owned subsidiary, NoveCite, Inc. (“NoveCite”), and provides other guidance to Citius Pharma and NoveCite. Since August 2021, Mr. Mazur has served on the board of directors of Hillstream BioPharma, Inc. (Nasdaq: HILS), a pre-clinical biotechnology company developing novel therapeutic candidates targeting ferroptosis, an emerging new anti-cancer mechanism resulting in iron mediated cell death for treatment resistant cancers. Mr. Mazur is the co-founder and Vice Chairman of Akrimax Pharmaceuticals, LLC (“Akrimax”), a privately held pharmaceutical company specializing in producing cardiovascular and general pharmaceutical products. Akrimax was founded in September 2008 and has successfully launched prescription drugs while acquiring drugs from major pharmaceutical companies. From January 2005 to May 2012, Mr. Mazur co-founded and served as the Chief Operating Officer of Triax Pharmaceuticals LLC (“Triax”), a specialty pharmaceutical company producing prescription dermatological drugs. Prior to joining Triax, he was the founder and, from 1995 to 2005, Chief Executive Officer of Genesis Pharmaceutical, Inc. (“Genesis”), a dermatological products company that marketed its products through dermatologists’ offices as well as co-promoting products for major pharmaceutical companies. In 2003, Mr. Mazur successfully sold Genesis to Pierre Fabre, a leading pharmaceutical company. Mr. Mazur has extensive sales, marketing and business development experience from his tenures at Medicis Pharmaceutical Corporation as Executive Vice President, ICN Pharmaceuticals, Inc. as Vice President, Sales & Marketing, Knoll Pharma (a division of BASF), and Cooper Laboratories, Inc. Mr. Mazur is a member of the Board of Trustees of Manor College, is a recipient of the Ellis Island Medal of Honor and was previously the Chairman of the board of directors of Leonard-Meron Biosciences, Inc. (“LMB”), the Company’s wholly-owned subsidiary. Mr. Mazur received both his B.A. and M.B.A. from Temple University and has served in the U.S. Marine Corps Reserves.

The Board of Directors believes that Mr. Mazur is qualified to serve as a director because of his entrepreneurial experience and marketing knowledge in the pharmaceutical industry.

Suren Dutia

Suren Dutia has been a member of the Board of Directors since August 12, 2024. Mr. Dutia has also been a member of the board of directors of Citius Pharma since October 2015. In addition to his role as an outside independent director of Citius Pharma, Mr. Dutia has been serving as director of Flint Rehab and Vahan Inc, since 2016. Mr. Dutia has been involved in fostering entrepreneurship for more than 20 years and served as Senior Fellow of the Ewing Mario Kauffman Foundation from March 2011 to December 2016 and Senior Fellow of Skandalaris Center for Entrepreneurship and Innovation at Washington University, St. Louis from 2010 to 2013. He has served as a member of the advisory board of Center for Digital Transformation, University of California, Irvine since May 2012. From February 2006 to May 2010, Mr. Dutia served as the Chief Executive Officer of TiE, a non-profit organization involved in fostering entrepreneurship globally. From February 2011 to May 2013, Mr. Dutia served as a director of LifeProof and from July 2000 to December 2011, he served as a director of Anvita Health. From 1989 to 1998, Mr. Dutia served as the Chief Executive Officer and Chairman of the board of directors of Xscribe Corporation. Prior to his positions with Xscribe Corporation, Mr. Dutia held several positions with Dynatech Corporation, and, in addition, he was the President of a medical instruments company. Mr. Dutia received his B.S. and M.S. degrees in chemical engineering and B.A. in political science from Washington University, St. Louis. In addition, he obtained an M.B.A. from the University of Dallas.

The Board of Directors believes that Mr. Dutia is qualified to serve as a director because of his financial management background, his involvement with start-up companies and his management skills.

Dennis M. McGrath

Dennis M. McGrath has been a member of the Board of Directors since August 12, 2024. Mr. McGrath has also been a member of the board of directors of Citius Pharma since February 2023. He has served as the President of PAVmed, Inc. (Nasdaq: PAVM), a diversified commercial-stage medical technology company since March 2019 (having served as Executive Vice President from March 2017 to March 2019) and as PAVmed’s Chief Financial Officer since March 2017. Mr. McGrath has also served as the Chief Financial Officer of Lucid, PAVmed’s majority owned subsidiary since the consummation of Lucid’s initial public offering. Previously, from 2000 to 2017 Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (formerly, Nasdaq: PHMD), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc in December 2011, he also served as a board member and Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition, he serves as the audit and compensation committee chair and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), and LIV Process, formerly BioVector, Inc. Previously from 2014 to 2024, Mr. McGrath served as a director and audit chair of Cagent Vascular, Inc., and from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW). He also serves on the Board of Visitors for Taylor University and on Board of Trustees of Manor College.

The Board of Directors believes that Mr. McGrath is qualified to serve as a director because of his background of his extensive business experience and board service with public companies.

Family Relationships

There are no family relationships among our executive officers and directors.

Required Vote

Provided there is a quorum for the meeting, pursuant to the terms of our bylaws, the election of each director requires the affirmative vote of a plurality of the votes represented at the Annual Meeting in person or by proxy and entitled to vote on this Proposal 1. This means that the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as directors. Broker non-votes, if any, are not entitled to vote, and therefore will have no effect on the election of directors. Withheld votes, if any, are entitled to vote, and therefore will have the same effect as a vote against the election of directors.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the election of the two Class I nominees for election to the Board for a three-year term.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE CITIUS ONCOLOGY, INC.

2024 OMNIBUS STOCK INCENTIVE PLAN

Our 2024 Omnibus Stock Incentive Plan (the “2024 Plan”) originally authorized for issuance 15,000,000 shares of our common stock under the plan. The Board believes that amending the 2024 Plan is necessary and advisable to ensure that a sufficient amount of shares of common stock are available for issuance in the future pursuant to awards under the 2024 Plan. Therefore, on September 19, 2025, our Board has approved an amendment to the 2024 Plan to increase the number of shares of common stock reserved pursuant to the 2024 Plan from 15,000,000 to 30,000,000 shares of common stock (the “2024 Plan Amendment”). The 2024 Plan Amendment is attached hereto as Annex A.

The Company issues equity grants under the 2023 Omnibus Stock Incentive Plan (the “2023 Plan,” and together with the 2024 Plan, the “Plans”) and the 2024 Plan. As of September 19, 2025, of the 15,000,000 shares of the Company’s common stock reserved for issuance under the 2023 Plan, no shares remained available for future grant. As of September 19, 2025, of the 15,000,000 shares of the Company’s common stock reserved for issuance under the 2024 Plan, only 300,000 shares remained available for future grant. The Board believes that the 2024 Plan Amendment is necessary to allow the Company to continue to attract and retain the highest caliber of non-employee directors, employees and other service providers, link incentive awards to Company performance, encourage employee ownership in the Company and align the interests of non-employee directors, employees and other service providers with those of the Company’s stockholders. The 2024 Plan Amendment will allow the Company to continue to provide a variety of equity awards as part of the Company’s compensation program, an important tool for motivating, attracting and retaining talented non-employee directors, employees and other service providers and for creating stockholder value. It supports the Company’s balanced approach to employee compensation, wherein the Company uses a mix of components, including equity awards, to facilitate management decisions that favor longer-term stability. If the 2024 Plan Amendment had not been implemented, the Board believes that the 300,000 shares remaining under the Plans will be insufficient to accomplish its purposes.

As of September 19, 2025, approximately 22 employees and six non-employee directors were eligible to participate in the Plans. The closing price of the Company’s common stock on the NASDAQ Capital Market on September 16, 2025 was $1.86.

Description of the 2024 Plan Amendment

Following is a summary of the material terms of the 2024 Plan, as amended, which assumes this Proposal 2 is approved by the Company’s stockholders. This summary is qualified in its entirety by reference to the complete text of the 2024 Plan and the 2024 Plan Amendment.

Administration

The 2024 Plan is administered by the Compensation Committee of the Board (the “Committee”). The Committee has authority to determine, within the limits of the express provisions of the 2024 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards (including vesting conditions). The Committee generally has discretion to delegate its authority under the 2024 Plan to a subcommittee of the Committee, or to officers or employees of the Company, as the Committee deems appropriate.

Shares Subject to the 2024 Plan

Following the amendment, and subject to adjustment upon certain corporate transactions or events, the maximum number of shares of common stock reserved for issuance and available for awards under the 2024 Plan will be equal to 30,000,000 shares, of which 15,3000,000 shares will be available for grant under the 2024 Plan immediately after the approval of the 2024 Plan Amendment. The 15,300,000 shares available for grant represent approximately 18.32% of the shares of the Company’s common stock outstanding.

With respect to awards made under the 2024 Plan, shares of common stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock) are available for additional grants under the 2024 Plan. In the event any option or other award granted under the 2024 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2024 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation rights (“SAR”), then we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock that were subject to such SAR. Shares to be issued or purchased under the 2024 Plan will be authorized but unissued shares of common stock.

Eligibility for Awards

The Committee may grant awards to any employee, director or consultant providing services to the Company or its affiliates.

Types of Awards

Awards under the 2024 Plan may include incentive stock options, non-statutory stock options, SARs, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options. The Committee may grant to a participant options to purchase the Company common stock that qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (“incentive stock options”), options that do not qualify as incentive stock options (“non-statutory stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock options may only be granted to employees of the Company (or to employees of our parent company or subsidiaries, if any).

The exercise price for stock options will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiary, if any) on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten (10) years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five (5) years. The 2024 Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

The means of payment for shares of common stock on the exercise of stock options will be determined by the Committee. Permitted forms of payment under the 2024 Plan include (a) cash or check, (b) the tender of common stock previously owned by the option holder, (c) a broker-assisted cashless exercise, (d) a net exercise of the option, and (e) any combination of the foregoing methods of payment.

Stock Appreciation Rights. The Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment in cash or in shares of the Company common stock having a value equal to the amount of the payment, or in a combination of cash and such shares, as determined by the Committee. SARs must be exercised within a period fixed by the Committee, not to exceed ten (10) years. The 2024 Plan provides for earlier termination of SARs upon the participant’s termination of service, unless extended by the Committee, but in no event may a SAR be exercised after its fixed expiration date.

The Committee determines whether to deliver cash in lieu of shares of common stock upon the exercise of a SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of a SAR is determined by dividing (i) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date. If the Committee elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than the fair market value of the Company common stock on the date of grant. The Committee also determines the number of shares of common stock related to each SAR and any other terms applicable to the grant of the SAR, such as vesting conditions.

Restricted Stock. The Committee may award to a participant shares of the Company’s common stock subject to specified restrictions. The participant owns such restricted stock upon the date of grant, but restricted stock is subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The terms and conditions of restricted stock awards are determined by the Committee. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, the Company.

Restricted Stock Units. The Committee also may award to a participant restricted stock units, or RSUs, representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives. The terms and conditions of RSU awards are determined by the Committee. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to the Company.

Performance-Based Awards. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. Performance awards will be subject to the achievement of certain performance criteria as the Committee may determine. The performance criteria established by the Committee may be based on any one of, or combination of, the following criteria:

A.	Net earnings or net income (before or after taxes);

B.	Earnings per share;

C.	Net sales growth;

D.	Net operating profit;

E.	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.	Cash flow per share;

H.	Earnings before or after taxes, interest, depreciation, and/or amortization;

I.	Gross or operating margins;

J.	Productivity ratios;

K.	Share price (including, but not limited to, growth measures and total stockholder return);

L.	Expense targets or ratios;

M.	Charge-off levels;

N.	Improvement in or attainment of revenue levels;

O.	Margins;

P.	Operating efficiency;

Q.	Operating expenses;

R.	Economic value added;

S.	Improvement in or attainment of expense levels;

T.	Improvement in or attainment of working capital levels;

U.	Debt reduction;

V.	Capital targets;

W.	Regulatory, clinical, or manufacturing milestones; and

X.	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Performance targets, as well as the periods over which such targets will be measured, will be determined by the Committee in its discretion. The Committee will certify whether and to what extent performance targets have been met following the conclusion of the applicable performance period. The Committee has the discretion to adjust award payments to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period, and also to account for the effect of certain corporate transactions or other occurrences.

Dividend Equivalent Rights. The Committee may also award dividend equivalent rights that entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Other Stock-Based Awards. The Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted stock units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Adjustments to Awards and Shares Available Under the 2024 Plan

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the 2024 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the kind of shares issuable under the 2024 Plan, the maximum number of shares of common stock subject to the 2024 Plan, and the number of shares of common stock subject to and the exercise price of an outstanding award.

Corporate Transactions

Unless otherwise provided in an award agreement, if a corporate transaction (as defined in the 2024 Plan) occurs and awards remain outstanding after the corporate transaction (or are assumed by the surviving corporation), and the applicable participant has an involuntary termination by the Company or its successor for a reason other than Cause (as defined in the 2024 Plan) then such awards will immediately vest. Unless otherwise provided in an award agreement, if a corporate transaction (as defined in the 2024 Plan) occurs and awards do not remain outstanding after the corporate transaction (and are not assumed by the surviving corporation), then such awards will immediately vest.

The Committee has discretion to establish other terms and conditions applicable to awards regarding the effect of a corporate transaction. For example, the Committee may determine that (i) awards will be assumed by the surviving corporation in the corporate transaction or replaced with awards that have substantially equivalent terms, (ii) awards will vest and become exercisable, or that other restrictions on such awards will lapse, (iii) participants will receive a payment in satisfaction of outstanding awards, (iv) in the case of options and SARs, participants will receive a payment in an amount equal to the amount, if any, by which the fair market value of the shares subject to award exceeds the exercise price, or (v) after giving participants an opportunity to exercise outstanding awards, all outstanding awards be terminated at the time of a corporate transaction. The Committee is not required to treat all awards in the same way.

Tax Withholding

The Committee may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to the Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the Committee determines both to comply with applicable laws and be consistent with the purposes of the 2024 Plan.

Amendment and Termination

The Board may at any time amend or terminate the 2024 Plan, provided that no such action may be taken that materially adversely affects any rights with respect to any awards already granted to a participant without his or her consent. In addition, certain amendments are only permitted with stockholder approval, including an increase in the number of shares reserved under the 2024 Plan, modifications to the provisions of the 2024 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2024 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the 2024 Plan’s expiration date, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

No awards may be made under the 2024 Plan after the tenth anniversary of its effective date.

Summary of Certain U.S. Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the 2024 Plan are as summarized below. The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2024 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for regular federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-statutory Stock Options. A participant who is granted a non-statutory stock option under the 2024 Plan will not generally recognize any income for federal income tax purposes on the grant of the option so long as (a) the exercise price is not less than the fair market value of the stock on the date of grant, and (b) the non-statutory stock option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. If the participant is an employee, such ordinary income amount will be subject to income tax withholding and payroll taxes. The Company generally will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes both the option price and the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. If the participant is an employee, such ordinary income amount will be subject to income tax withholding and payroll taxes.

Restricted Shares. A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after receipt of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such receipt (minus the cash consideration, if any, paid for such shares). The Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a corresponding deduction when the participant recognizes the income. If the participant is an employee, the ordinary income amount, when recognized, will be subject to income tax withholding and payroll taxes. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of receipt of the restricted shares, if the employee elects to be taxed on the fair market value upon receipt). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon receipt, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Stock Units. A participant will normally not recognize taxable income upon an award of restricted stock units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) be entitled to a deduction in the same amount. If the participant is an employee, such ordinary income will be subject to income tax withholding and payroll taxes.

Performance Awards, Other Stock-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards and other stock-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) then be entitled to a deduction in the same amount. If the participant is an employee, such ordinary income will be subject to income tax withholding and payroll taxes.

Impact of Section 162(m) and Other Limitations on Tax Deductibility of Awards Under the 2024 Plan. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, our three other most highly compensated officers, any individual who was a covered employee for any taxable year beginning after December 31, 2016, and, for any taxable year beginning after December 31, 2026, the next five highest-compensated employees. In addition, the Company’s ability to realize the benefit of any tax deductions described above depends on our generation of taxable income as well as the requirement of reasonableness, other limitations on deductions in the Code and the satisfaction of tax reporting obligations.

Application of Section 409A of the Code. Certain types of awards under the 2024 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2024 Plan and awards granted under the 2024 Plan will be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Treasury Regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Committee, the 2024 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Required Vote

Provided there is a quorum for the meeting, approval of the 2024 Plan Amendment requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal. Under applicable exchange rules, we do not expect any broker non-votes to be submitted at the Annual Meeting.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the 2024 Plan Amendment.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF WOLF & COMPANY, P.C.,

AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE AUDITOR OF THE COMPANY

FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025

The Company’s stockholders are being asked to ratify the Board of Directors’ selection of Wolf & Company, P.C. (“Wolf”), an independent registered public accounting firm, as the auditor of the Company for the fiscal year ending September 30, 2025. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of the Company and our stockholders. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment.

A representative of Wolf is not expected to be present but will attend telephonically the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Required Vote

Provided there is a quorum for the meeting, ratification of the appointment of Wolf as our auditor for the fiscal year ending September 30, 2025, requires the affirmative vote of a majority of the votes represented at the Annual Meeting in person or by proxy and entitled to vote on this Proposal 3. Broker non-votes and abstentions, if any, are entitled to vote, and therefore will have the same effect as a vote against this Proposal 3. No broker non-votes are expected because this Proposal 3 is a routine matter.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the ratification of the Board’s appointment of Wolf & Company, P.C., an independent registered public accounting firm, as the auditor of the Company for fiscal year ending September 30, 2025.

CORPORATE GOVERNANCE

Information Regarding the Board of Directors and its Committees

Board Composition

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by the Board. The Board has fixed the number of directors at eight, and as of the date of this Proxy Statement, there are eight members of the Board.

Pursuant to our Certificate of Incorporation, the Board is divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for reelection no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of their successor or their earlier death, resignation, disqualification or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as practicable, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any vacancy resulting from the death, resignation, removal or disqualification of a director or other cause, or any newly created directorship in the Board of Directors, may be filled by a majority of the directors then in office, although less than a quorum, by the sole remaining director, or by the stockholders of the Company; provided, however, that from and after the Trigger Event (as defined in our Certificate of Incorporation), any vacancy resulting from the death, resignation, removal or disqualification of a director or other cause, or any newly created directorship in the Board of Directors, shall be filled only by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and shall not be filled by the stockholders of the Company.

Selection of Nominees for our Board of Directors

The Nominating and Governance Committee of our Board of Directors is responsible for establishing the criteria for recommending which directors should stand for re-election to the Board and the selection of new directors to serve on the Board. In addition, the Committee is responsible for establishing the procedures for our stockholders to nominate candidates to the Board. Board candidates are typically identified by existing directors or members of management. The committee considers the needs for the Board as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. Each director nominee is recommended by the Nominating and Governance Committee.

Pursuant to the Company’s bylaws, any stockholder of record entitled to vote generally in elections of directors may nominate one or more persons for election as directors at a meeting of stockholders only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States certified mail, postage prepaid, to the secretary of the Company (i) with respect to an election to be held at an annual meeting of stockholders, not more than 120 days nor less than 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth business day following the date on which notice of such meeting is first given to stockholders. Each such notice of a stockholder’s intent to nominate a director or directors at an annual or special meeting shall set forth the following:

●	the name and address, as they appear on the Company’s books, of the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated;

●	the class and number of shares of the Company that are beneficially owned by the stockholder;

●	a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting;

●	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination was made;

●	such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, pursuant to Regulation 14A under the Securities Exchange Act, as amended, or the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and

●	the written consent of each nominee to be named in a proxy statement and to serve as director of the Company if so elected.

In addition to satisfying the foregoing requirements under the Company’s bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act within the timeframe set forth above and as described in the “proxy access” provisions of our bylaws.

Our Nominating and Governance Committee will evaluate a nominee recommended by a stockholder in the same manner in which the Committee evaluates nominees recommended by other persons as well as its own nominee recommendations. No stockholder has nominated anyone for election as a director at this Annual Meeting.

Board of Directors Independence

After review of all relevant transactions or relationships between each nominee for director, or any of his or her family members, and the Company, its senior management and Wolf, the Company’s independent registered public accounting firm, the Board of Directors has determined that all of the Company’s directors are independent within the meaning of the applicable Nasdaq listing standards, except Leonard Mazur, the Chief Executive Officer and Chairman of the Company, and Myron Holubiak, the Executive Vice Chairman of the Company, due to their employment with the Company.

Board of Directors Committees

The Company has a Nominating and Governance Committee, Audit and Risk Committee, and Compensation Committee. The Board of Directors has determined that each of the members of the Nominating and Governance, Audit and Risk and Compensation Committees is independent. The adopted written charters for each of these committees are available under the Resources – Governance – Governance Documents section of our website at www.citiusonc.com. Each committee is required to perform an annual evaluation of its charter, and each committee may engage outside independent advisors as the committee deems appropriate. A brief description of the responsibilities of the Nominating and Governance, Audit and Risk and the Compensation Committees follows.

Audit and Risk Committee

Our Audit and Risk Committee currently consists of Messrs. McGrath (Chair), Dutia and Mr. Smith. Each of Messrs. Dutia, McGrath and Smith satisfies the independence requirements of Rule 5605(a)(2) of the Nasdaq Listing Rules and SEC Rule 10A-3. Our Audit and Risk Committee is responsible for, among other things:

●	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attestation services;

●	reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

●	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

●	establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

●	monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis; and

●	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis.

Our Board of Directors has affirmatively determined that Messrs. McGrath and Dutia are designated as the “audit committee financial experts.” The designation does not impose on Messrs. McGrath and Dutia any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our Board.

Compensation Committee

Our Compensation Committee consists of Suren Dutia (Chair), Dr. Holuka and Carol Webb. Our Compensation Committee is responsible for, among other things:

●	establishing and to recommending to the Board for approval, and thereafter to review, the Company’s overall board and management compensation philosophy and policy to ensure that the Company provides appropriate rewards and incentives for the Company’s directors, management and employees;

●	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

●	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

●	reviewing and making recommendations, on an annual basis, to the Board of Directors with respect to director compensation; and

●	reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports.

Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our Nominating and Governance Committee currently consists of Dr. Holuka (Chair), Mr. McGrath, and Ms. Webb. It is responsible for, among other things:

●	determining the qualifications, qualities, skills, and other expertise required to be a director, including any applicable listing standards or legal or regulatory requirements regarding diversity, and to develop criteria to be considered in selecting nominees for director;

●	identifying and screening candidates for our Board of Directors, and recommending nominees for election as directors;

●	establishing procedures to exercise oversight of the evaluation of the Board and management;

●	reviewing the structure of the Board’s committees and recommending to the Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee; and

●	generally advising our Board on corporate governance and related matters.

Information Regarding Meetings of the Board of Directors and Committees

The business of our Company is under the general oversight of our Board of Directors as provided by the laws of Delaware and our bylaws. During the year ended September 30, 2024, our Board held five meetings, our Audit and Risk Committee held three meetings, our Compensation Committee held zero meetings (acting instead with the full Board on all matters requiring Compensation Committee approval) and our Nominating and Governance Committee held zero meetings, (acting instead with the full Board on all matters requiring Nominating and Governance Committee approval). In fiscal 2024, each director nominee attended at least 75% of the Board meetings and the meetings of the committee on which he or she served since being appointed to the Board and respective committees. Our Board and our Compensation Committee also took certain actions by unanimous written consent during fiscal 2024.

We do not have a formal policy regarding attendance of directors at annual meetings, but we encourage them to do so.

Code of Ethics

We have adopted a written Code of Ethics and Business Conduct that applies to our directors, officers, and all employees. We intend to disclose any amendments to, or waivers from, our code of ethics and business conduct that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. Additionally, we have adopted an insider trading policy to establish guidelines for our employees, officers, directors, and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the registrant. Both can be found in the Governance—Governance Documents section of our website, www.citiusonc.com.

Anti-Hedging and Anti-Pledging Policy

Our Board of Directors has not adopted an anti-hedging or anti-pledging policy. However, our insider trading policy strongly discourages our directors, officers and employees from engaging in any hedging activity in our securities or pledging any of our securities as collateral for loans or margin accounts.

Risk Oversight

While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role in the oversight of the Company’s risk management efforts. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s appetite for risk. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

The Board of Directors also relies on its committees for specific risk oversight. In particular, the Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. The Audit and Risk Committee oversees risk related to our accounting, tax, financial and public disclosure processes, as well as risks associated with our financial assets. Additionally, the Audit and Risk Committee oversees cybersecurity risks and the Company’s processes to identify, prioritize, assess, manage, and mitigate those risks. The Audit and Risk Committee receives updates on cybersecurity and information technology matters and related risk exposures from the Company’s Chief Financial Officer.

In order to promote open discussion among non-employee directors, our Board of Directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by any non-employee director. Suren Dutia has served as the Board’s lead independent director since August 2024. As lead independent director, Mr. Dutia provides valuable leadership to the independent directors, presides over meetings and sessions of the independent directors, and advises the Board on matters where there may be an actual or perceived conflict of interest.

Clawback Policy

We have adopted a clawback policy to provide for the recovery of erroneously-awarded incentive compensation, as required by the Dodd-Frank Act, final SEC rules and applicable listing standards.

Stockholder Proposals

Our bylaws establish procedures for bringing business before any annual meeting or special meeting of stockholders and stockholder director nominations. Any stockholder wishing to bring any other business before a meeting of stockholders, including, but not limited to, the nomination of persons for election as directors, must provide notice to the Company not more than 120 and not less than 90 days before the meeting in writing by registered mail, return receipt requested, of the business to be presented by the stockholders at the stockholders’ meeting. Any such notice shall set forth the following as to each matter the stockholder proposes to bring before the meeting:

A stockholder’s notice must set forth:

●	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment;

●	the name and address, as they appear on the Company’s books, of the stockholder proposing such business;

●	a representation that the stockholder is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and

●	any material interest of the stockholder in such business, including any anticipated benefit to the stockholder or a Stockholder Associated Person (as defined in our bylaws) therefrom.

As to the stockholder giving notice and any Stockholder Associated Person, any such notice shall also set forth:

●	the class, series and number of all shares beneficially owned by such stockholder and by such Stockholder Associated Person;

●	the nominee holder for, and number of shares owned beneficially, but not of record by such stockholder and by any such Stockholder Associated Person; and

●	whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder of any such Stockholder Associated Person with respect to any share of stock of the Company.

A stockholder must also comply with all applicable laws, rules and regulations, including the Securities Act of 1933, as amended, and rules promulgated thereunder governing proxies and stockholder proposals.

In the absence of such notice to the Company meeting the above requirements, a stockholder will not be entitled to present any business at any meeting of stockholders.

See “Selection of Nominees for our Board of Directors” for procedures for proxy access for stockholder director nominations.

EXECUTIVE OFFICERS

The names of our executive officers and their ages, positions, and biographies as of August 31, 2025, are set forth below.

Name	Age	Title

Leonard Mazur	80	Chief Executive Officer, Chairman, Secretary and Director

Myron Holubiak	78	Executive Vice-Chairman and Director

Jaime Bartushak	58	Chief Financial Officer and Chief Business Officer

Myron S. Czuczman, M. D.	65	Chief Medical Officer and Executive Vice President

In August 2024, Mr. Mazur was appointed as Chief Executive Officer, Mr. Holubiak was appointed Executive Vice Chairman, Mr. Bartushak was appointed as Chief Financial Officer and Dr. Czuczman was appointed Chief Medical Officer and Executive Vice President of the Company. The biographies for Leonard Mazur and Myron Holubiak are contained in the information disclosures relating to the Company’s nominees for director.

Jaime Bartushak

From April 1, 2014 until November 2017, Mr. Bartushak served as Chief Financial Officer of Leonard-Meron Biosciences, Inc. (“LMB”), a wholly-owned subsidiary of Citius Pharma. In November 2017, he became the Chief Financial Officer of Citius Pharma upon the acquisition of LMB by Citius Pharma. In November 2022, he was appointed Chief Business Officer of Citius Pharma. Mr. Bartushak became our Chief Financial Officer in August 2024. Mr. Bartushak is an experienced finance professional for early-stage pharmaceutical companies, and has over 20 years of corporate finance, business development, restructuring, and strategic planning experience. Mr. Bartushak was one of the founders of LMB in 2014 and was instrumental in its startup as well as in obtaining initial investment capital. In 2014, prior to his work at LMB, Mr. Bartushak helped lead the sale of PreCision Dermatology, Inc. to Valeant Pharmaceuticals International, Inc.

Myron S. Czuczman, M.D.

Dr. Czuczman joined Citius Pharma as Chief Medical Officer in July 2020. He became our Chief Medical Officer in August 2024. Prior to his employment with Citius Pharma, Dr. Czuczman was Vice President, Global Clinical Research and Development, Therapeutic Area Head of Lymphoma/CLL at Celgene Corporation, a position he held from June 2015 to January 2020. Prior to working in the pharmaceutical industry, Dr. Czuczman practiced medicine for over two decades at Roswell Park Cancer Institute, an NCI-designated comprehensive cancer center in Buffalo, NY, where he served as chief of the Lymphoma/Myeloma Service and head of the Lymphoma Translational Research Laboratory. In addition to his extensive publications record, membership and leadership roles on national and international research organizations, and consulting and advisory to dozens of pharma companies, Dr. Czuczman also attained the positions of tenured Professor of Medicine at the State University of New York at Buffalo School of Medicine and Biomedical Sciences and Professor of Oncology at Roswell Park Comprehensive Cancer Center. Dr. Czuczman received his medical degree from the Pennsylvania State University College of Medicine after graduating magna cum laude in Biochemistry from the University of Pittsburgh. He completed his Internal Medicine residency training at Weill Cornell North Shore University/MSKCC Program, followed by Medical Oncology/Hematology fellowship training at Memorial Sloan-Kettering Cancer Center in New York City.

EXECUTIVE COMPENSATION

Our Named Executive Officers (as identified below) also are employees of Citius Pharma. The services of Citius Pharma’s employees as our Named Executive Officers are provided to us pursuant to an amended and restated shared services agreement with Citius Pharma. For the fiscal years ended September 30, 2023 and the fiscal year ended September 30, 2024, pursuant to the shared services agreement, Citius Pharma allocated a portion of the salary and non-equity incentive compensation paid during each of those fiscal years to the services provided to us by its employees acting as our Named Executive Officers. No benefits provided by Citius Pharma are allocated to any of our Named Executive Officers.

Executive Compensation Objectives

We seek to achieve the following broad goals in our executive compensation programs and decisions regarding individual compensation:

●	Attract and retain executives critical to our overall success.

●	Reward executives for contributions to achieving strategic goals that enhance stockholder value.

●	Foster and maintain a company culture of ownership, creativity and innovation.

●	Motivate our executive officers to achieve critical long- and short-term development, product and financial milestones set by the Board of Directors in consultation with management.

Named Executive Officers

Our “Named Executive Officers” for the year ended September 30, 2025 consist of Mr. Mazur, Mr. Holubiak, our Secretary, and Dr. Czuczman, our Chief Medical Officer, who were the two most highly compensated executive officers other than Mr. Mazur serving as executive officers as of September 30, 2025.

General Compensation Process

The Compensation Committee is responsible for determining the elements and levels of compensation for our Named Executive Officers. In doing so, the Compensation Committee reviews our corporate performance against financial and corporate achievement measures, assesses individual performance and evaluates recommendations of the Chief Executive Officer regarding compensation for other Named Executive Officers. Deliberations of the Compensation Committee may occur within a meeting of the full Board of Directors at which all members of the Compensation Committee are in attendance and the Board may take action in such meetings upon the advice of the Compensation Committee Chair and/or its members.

To assist in its deliberations regarding executive compensation, the Compensation Committee may engage the services of an independent executive compensation advisor. The Company would anticipate that the Compensation Committee may work with such independent executive compensation advisor to develop a peer group of companies within the biotechnology and pharmaceuticals industries.

Components of Compensation

The key components of our executive compensation package are cash compensation (salary) and long-term equity incentive awards. These components are administered with the goal of providing total compensation that recognizes meaningful differences in individual performance, is competitive, varies the opportunity based on individual and corporate performance, and is valued by our Named Executive Officers.

Base Salary

It is the Compensation Committee’s objective to set a competitive rate of annual base salary for each Named Executive Officer. The Compensation Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their named executive officers with a guaranteed annual component of compensation that is not subject to performance risk. The Compensation Committee, on its own or with outside consultants may establish salary ranges for our Named Executive Officers, with minimum to maximum opportunities that cover the normal range of market variability. The actual base salary for each Named Executive Officer is then derived from those salary ranges based on his responsibility, tenure and past performance and market comparability. Annual base salaries for the Named Executive Officers are reviewed and approved by the Compensation Committee. Changes in base salary are based on the scope of an individual’s current job responsibilities, individual performance in the previous performance year, target pay position relative to the peer group, and our salary budget guidelines. The Compensation Committee reviews established goals and objectives and determines an individual’s achievement of those goals and objectives and considers the recommendations provided by the Chief Executive Officer to assist it in determining appropriate salaries for the Named Executive Officers other than the Chief Executive Officer.

The base salary information for our Named Executive Officers for fiscal 2024 and 2025 is set forth in the Summary Compensation Table below.

Long-Term Incentive Equity Awards

We believe that long-term corporate success is achieved with an ownership culture that encourages high performance by our employees through the use of stock-based awards. The Plans were each established to provide our employees, including our Named Executive Officers, with incentives to help align employees’ interests with the interests of our stockholders. The Compensation Committee believes that the use of stock-based awards offers the best approach to achieving our compensation goals of incentivizing long-term performance. We have historically elected to use stock options as the primary long-term equity incentive vehicle; however, the Compensation Committee has the ability under our stock plans to grant restricted stock and other equity awards as part of our long-term incentive program, although no such awards have been granted to date. We have selected the Black-Scholes method of valuation for stock-based compensation. The Compensation Committee generally oversees the administration of our stock plans.

Stock Options

As previously described, the 2024 Plan authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants. The 2023 Plan” authorizes us to grant the same.

The Compensation Committee reviews and approves stock option awards to Named Executive Officers based upon a review of competitive compensation data, an assessment of individual performance, a review of each Named Executive Officer’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, after consideration of any recommendations of our Chief Executive Officer.

Stock options granted to employees have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest over a time or upon the achievement of certain performance-based milestones and are based upon continued employment, and generally expire 10 years after the date of grant. The fair value of the options granted to the Named Executive Officers and reflected in the Summary Compensation Table is determined in accordance with the Black-Scholes method of valuation for share-based compensation. Incentive stock options also include certain other terms necessary to ensure compliance with the Code.

We expect to continue to use stock options as a long-term incentive vehicle because:

●	Stock options align the interests of our Named Executive Officers with those of our stockholders, supporting a pay-for performance culture, foster employee stock ownership, and focus the management team on increasing value for our stockholders.

●	Stock options are performance-based. All of the value received by the recipient of a stock option is based on the growth of the stock price. In addition, stock options can be issued with vesting based on the achievement of specified milestones although we have not used such performance-based vesting to date.

●	Stock options help provide balance to the overall executive compensation program as base salary and annual bonuses focus on short-term compensation, while stock options focus on long-term compensation.

●	The vesting period of stock options over time encourages executive retention and is designed to increase stockholder value. In determining the number of stock options to be granted to our Named Executive Officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual Named Executive Officer’s total compensation.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options or similar awards in relation to the disclosure of material nonpublic information, our equity awards are generally granted on fixed dates determined in advance. On limited occasions, our Compensation Committee or Board of Directors may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes.

The Committee approves all equity award grants on or before the grant date and does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, the Committee does not time the release of material nonpublic information based on equity award grant dates.

Executive Benefits and Perquisites

Our Named Executive Officers are not currently parties to employment agreements. We will consider entering into employment agreements as necessary and advisable. In addition, consistent with our compensation philosophy, we intend to establish benefits for our Named Executive Officers, including medical, dental and life insurance and the ability to contribute to a 401(k) plan. We would expect these benefits to be comparable to benefit levels for comparable companies.

Pension Benefits

We do not maintain any qualified or non-qualified defined benefit plans. As a result, none of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee or Board of Directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

None of our Named Executive Officers participate in or have account balances in nonqualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Compensation Committee or Board of Directors may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Summary Compensation Table

The following table sets forth information regarding compensation paid to our Named Executive Officers for the years ended September 30, 2024 and 2023.

Name & Position	Fiscal Year	Salary (1)	Bonus	Option Awards (2)	All Other Compensation	Total
Leonard Mazur	2024	$166,250	$--	$2,035,000	-	$2,201,250
Chief Executive Officer and Executive Chairman	2023	$153,125	$--	$508,750	-	$661,875

Myron Holubiak	2024	$450,000	$--	$825,000	-	$1,275,000
Executive Vice Chairman	2023	$450,000	$--	$206,250	-	$656,250

Myron Czuczman	2024	225,000	$--	$770,000	-	$995,000
Chief Medical Officer	2023	212,500	$--	$192,500	-	$405,000

(1)	The salary represents that portion of the total salary received by the Named Executive Officer from Citius Pharma that has been allocated to Citius Oncology pursuant to the Shared Services Agreement.

(2)	The dollar amount set forth in the table above represents the dollar amount recognized for financial statement reporting purposes for all options granted to the executive officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End 2025

The following table contains certain information concerning unexercised options for our executive officers as of September 30, 2024.

Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)	Number of Securities Underlying Unexercised Options Unexercisable (c)	Option Exercise Price (e)	Option Expiration Date (f)
Leonard Mazur Chief Executive Officer and Chairman	1,233,333	2,446,667	$2.15	07/05/2033

Myron Holubiak Executive Vice Chairman	500,000	1,000,000	$2.15	07/05/2033

Myron Czuczman Chief Medical Officer	466,667	933,333	$2.15	07/05/2033

Option Repricings

We did not engage in any repricings or other modifications to any of our executive officers’ outstanding options during the year ended September 30, 2025.

Director Compensation

Director Compensation for the Fiscal Year ended September 30, 2025

The Board of Directors has not yet approved a compensation plan for non-employee directors. To assist in its deliberations regarding non-employee compensation, the Compensation Committee may engage the services of an independent compensation advisor. The Company would anticipate that the Compensation Committee may work with such independent compensation advisor to develop a peer group of companies within the biotechnology and pharmaceuticals industries.

Also, as part of the non-employee director compensation plan, we anticipate that non-employee directors would be entitled to receive stock options as part of their annual compensation. In July 2023, our non-employee directors were awarded stock options as directors of Citius Pharma because of the time and commitment they had expended on behalf of the development of LYMPHIR while we were a wholly owned subsidiary of Citius Pharma. There was no director compensation for the year ended September 30, 2024.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of September 10, 2025 by (i) each person or group as those terms are used in Section 13(d)(3) of the Exchange Act believed by us to beneficially own more than 5% of our Common Stock, (ii) each of our current directors, (iii) each of our Named Executive Officers (namely Leonard Mazur and Myron Czuczman), and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Shares of Common Stock Beneficially Owned (3)
Executive Officers and Directors
Leonard Mazur (4)	2,466,667	2.87%
Myron Holubiak (5)	1,000,000	1.18%
Suren Dutia (6)	150,000	*
Dr. Eugene Holuka (7)	150,000	*
Dennis M. McGrath (8)	150,000	*
Robert Smith	--	*
Joel Mayersohn (9)	21,228	*
Carol Webb (10)	150,000	*
Myron Czuczman (11)	933,333	1.11%
All directors and executive officers as a group (10 people) (12)	5,954,561	6.66%

5% Holders
Citius Pharmaceuticals, Inc.	66,049,615	79.1%

(1)	The business address of each of the following entities or individuals is c/o of the Company, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 10, 2025, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 83,513,442 shares of Common Stock issued and outstanding as of September 10, 2025.

(4)	Consists of 2,466,667 shares of Common Stock Mr. Mazur has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(5)	Consists of 1,000,000 shares of Common Stock Mr. Holubiak has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(6)	Consists of 150,000 shares of Common Stock Mr. Dutia has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(7)	Consists of 150,000 shares of Common Stock Dr. Holuka has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(8)	Consists of 150,000 shares of Common Stock Mr. McGrath has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(9)	Consists of 21,228 shares of Common Stock acquired by Mr. Mayersohn through a distribution in kind to limited partners of 10XYZ Holdings, which was the Sponsor of TenX Keane Acquisition, the legacy entity of Citius Oncology, Inc.
(10)	Consists of 150,000 shares of Common Stock Ms. Webb has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(11)	Consists of 933,333 shares of Common Stock Dr. Czuczman has the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

(12)	Consists of 5,954,561 shares of Common Stock the directors and executive officers have the right to acquire pursuant to outstanding options that are exercisable within 60 days of September 10, 2025.

AUDITOR AND AUDIT COMMITTEE MATTERS

Report of the Audit and Risk Committee

The Audit and Risk Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended September 30, 2024, which were audited by Wolf & Company, P.C. (“Wolf”), an independent registered public accounting firm. The Audit and Risk Committee discussed with Wolf the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit and Risk Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit and Risk Committee also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended September 30, 2024 were compatible with maintaining the independence of Wolf.

Based on the review and discussions referred to in the foregoing paragraph, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements be included in the Original Filing.

Our Audit and Risk Committee is currently composed of the following three directors: Mr. McGrath (Chair), Mr. Dutia, and Mr. Smith. All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Listing Rules and Section 10A-3 of the Exchange Act. The Board of Directors has determined that Messrs. McGrath and Dutia are each an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC. Our Audit and Risk Committee operates under a written charter adopted by the Board, a copy of which is available under Governance—Governance Documents section of our website at www.citiusonc.com.

Wolf has served as our auditor since we began operations in April 2022 and audited our consolidated financial statements for the years ended September 30, 2023 through September 30, 2024.

THE AUDIT AND RISK COMMITTEE

Dennis McGrath, Chair

Suren Dutia

Robert Smith

Fees Paid to the Independent Registered Public Accounting Firm

Audit Fees

The aggregate audit fees billed for professional services rendered by our auditor, Wolf, an independent registered public accounting firm, for the audit of our financial statements as of and for the years ended September 30, 2024 and 2023, our filings with the SEC and other audit fees were $157,080 and $160,000, respectively.

Audit Related Fees

The aggregate audit related fees billed for professional services by Wolf for the years ended September 30, 2024 and 2023 were $229,900 and $3,000, respectively.

Tax Fees

The aggregate tax fees billed for professional services by Wolf for the years ended September 30, 2024 and 2023 were $0 and $24,000, respectively. Tax fees are for the preparation of federal and state income tax returns.

All Other Fees

No other fees were billed by or paid to Wolf during the years ended September 30, 2024 and 2023.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

All fees reported above under the headings Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were approved by the Audit and Risk Committee before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of Wolf in the conduct of its auditing functions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as set forth below, there were no transactions since October 1, 2022, to which the Company was or is a party in which:

●	the amount involved exceeded or exceeds the lesser of (i) $120,000 and (ii) one percent of the average of our total assets at year end for the last two completed fiscal years; and

●	any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Agreements with Citius Pharma

The Company and Citius Pharma operate separately, although Citius Pharma continues to control the Company. In connection with the Merger, Citius Pharma and Citius Oncology entered into various agreements to effect the framework for the Company’s relationship with Citius Pharma, including the A&R Shared Services Agreement.

A&R Shared Services Agreement

In connection with the Merger, the Company and Citius Pharma entered into an A&R Shared Services Agreement, pursuant to which Citius Pharma and its affiliates provide to the Company the services set forth in the therein, which services are of the type that Citius Pharma provided to the Company prior to the Merger, including services relating to information technology, facilities, accounting and finance, business development, investor relations, human resources, and other corporate and administrative functions, as well as certain scientific services. The fees for each of the services are set forth in the A&R Shared Services Agreement as an aggregate quarterly fee of approximately $940,000, and the Company reimburses Citius Pharma for all reasonable out-of-pocket costs and expenses that it incurs in connection with providing the services. The A&R Shared Services Agreement will terminate on the earlier of (i) mutual agreement of the parties or (ii) two years from the Merger; provided that the agreement automatically extends for additional one-year periods unless the Company or Citius Pharma provides at least 30 days prior written notice of its desire not to automatically extend the term.

Promissory Note between the Company and Citius Pharma

In connection with the closing of the Merger, Citius Pharma contributed $10,000,000 in cash to the Company, comprised of $3,800,111 in working capital of the Company, funding $6,199,889 of transaction expenses of the parties to the Merger Agreement, and $1,077,026 for the purchase of TenX Rights prior to the Closing of the transaction (which converted into 422,353 shares of Common Stock at closing). Such capital contribution is evidenced by an unsecured promissory note (the “Note”) issued by the Company, dated August 16, 2024, in the principal amount of $3,800,111 to Citius Pharma. The Note bears no interest and prior to September 10, 2025, was repayable in full upon a financing of at least $10 million by the Company, per the terms of the Note. On September10, 2025, the Note was amended to be repayable in full at the date on which the Company has closed a series of capital raises that in the aggregate provide gross proceeds of at least $30 million through the issuance of debt or equity securities or the royalty-backed monetization of LYMPHIR™.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit and Risk Committee charter, the Audit and Risk Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Ethics and Business Conduct available under the Resources—Governance—Governance Documents section of our website at www.citiusonc.com.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding our Company’s business to the Board of Directors in care of our Corporate Secretary at our principal executive offices located at 11 Commerce Drive, First Floor, Cranford, New Jersey 07016. The Secretary will forward all such communications to the addressee.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our 2026 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2026 Annual Meeting of stockholders, it must be delivered to our principal executive offices located at Corporate Secretary, Citius Oncology, Inc., 11 Commerce Drive, First Floor, Cranford, New Jersey 07016 by June 29, 2026; however, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the first anniversary of the 2025 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2026 Annual Meeting of stockholders.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. Under our bylaws, stockholder proposals to be considered at our next Annual Meeting, including nominees for director, must be received by us not more than 120 days and not less than 90 days before the Annual Meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act.

Eligible stockholders may include a candidate for election to our Board of Directors in our proxy statement for the next annual meeting in accordance with the “proxy access” provisions of our bylaws. Stockholder nominations for directors submitted for inclusion in our proxy statement must be received not less than 90 days (July 29, 2025) nor more than 120 days (June 29, 2026) in advance of the anniversary of the date that the Company first distributed its proxy statement to stockholders for the previous year’s annual meeting of stockholders, and must otherwise comply with all of the requirements of the bylaws. In addition to satisfying the foregoing requirements under the Company’s bylaws, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act within the timeframe set forth above and as described in the “proxy access” provisions of our bylaws.

Management’s proxy holders for the 2026 Annual Meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to July 23, 2026.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 967-6677 or by mailing a request to 11 Commerce Drive, First Floor, Cranford, New Jersey 07016. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive or a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as amended on January 27, 2025, as filed with the SEC is accessible free of charge on the SEC’s website at www.sec.gov. It contains audited financial statements covering the fiscal years ended September 30, 2024 and 2023. You can request a copy of our Annual Report on Form 10-K free of charge by calling (908) 967-6677 or by mailing a request to our Corporate Secretary, 11 Commerce Drive, First Floor, Cranford, New Jersey 07016. Please include your contact information with the request.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the proxy will vote according to their best judgment. Stockholders are requested to vote promptly via the Internet, by telephone or by mail. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise, your proxy will be voted for you.

By Order of the Board of Directors

/s/ Leonard Mazur
Director, Chief Executive Officer and Chairman

Annex A

AMENDMENT TO THE

CITIUS ONCOLOGY, INC.

2024 OMNIBUS STOCK INCENTIVE PLAN

WHEREAS, the Board of Directors of Citius Oncology, Inc. (the “Company”) deem it to be in the best interests of the Company to amend the Citius Oncology, Inc. 2024 Omnibus Stock Incentive Plan (the “Plan”) in order to increase the number of shares of Common Stock of the Company issuable for awards under the plan from 15,000,000 to 30,000,000 shares, effective as of September 19, 2025.

NOW, THEREFORE, the Plan shall be amended as follows.

1.	Section 3(a) of the Plan is deleted in its entirety and the following substituted in lieu thereof:

(a) Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 30,000,000 Shares and no more than 30,000,000 Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock.

2.	Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved, as amended to date.

[Signature Page Immediately Follows]

A-1

IN WITNESS WHEREOF, the undersigned officer of the Company attests that the foregoing Amendment to the Citius Oncology, Inc. 2024 Omnibus Stock Incentive Plan was adopted by the Company’s Board of Directors on September 19, 2025.

CITIUS ONCOLOGY, INC.

By:	/s/ Leonard Mazur
Name:	Leonard Mazur
Title:	Chairman and Chief Executive Officer

DIRECTIONS TO CITIUS ONCOLOGY, INC.

2025 ANNUAL MEETING

AT

11 COMMERCE DRIVE, FIRST FLOOR

CRANFORD, NEW JERSEY 07016

From New York City:

Any Hudson River Crossing to the New Jersey Turnpike South to Route 78 West. From Route 78 West take Exit 52, the Garden State Parkway South to Exit 136 (Linden, Roselle, and Winfield Park). Follow to Centennial Avenue and then Commerce Drive. 11 Commerce Drive is marked accordingly.

From North of Newark:

Take the Garden State Parkway South to Exit 136 (Linden, Roselle, and Winfield Park). Follow to Centennial Avenue and then Commerce Drive. 11 Commerce Drive is marked accordingly.

From South of Newark:

Take the Garden State Parkway North to Exit 136 (Linden, Roselle, and Winfield Park). Follow to Centennial Avenue and then Commerce Drive. 11 Commerce Drive is marked accordingly.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V79772 - P38755 2. To approve an amendment to the Company’s 2024 Omnibus Stock Incentive Plan to increase the number of shares reserved thereunder from 15,000,000 to 30,000,000 shares. For Withhold For All All All Except O O O O O O 3. To ratify the selection of Wolf & Company, P.C., an independent registered public accounting firm, as the auditor of the Company for the year ending O O O September 30, 2025. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . CITIUS ONCOLOGY, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following Proposals: Nominees: 1) Myron Holubiak 2) Joel Mayersohn CITIUS ONCOLOGY, INC. 11 COMMERCE DRIVE, FIRST FLOOR CRANFORD, NEW JERSEY 07016 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . 1 . To elect two Class I directors to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified . For Against Abstain VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the meeting date . Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form . ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e - mail or the Internet . To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE ڀ

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10 - K are available at www.proxyvote.com. V79773 - P38755 CITIUS ONCOLOGY, INC. Annual Meeting of Stockholders October 27, 2025 8:00 a.m. This proxy is solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) Leonard Mazur and Myron Holubiak, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CITIUS ONCOLOGY, INC . that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8 : 00 a . m . , on October 27 , 2025 , at 11 Commerce Drive, First Floor, Cranford, NJ 07016 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side